UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                              January 29, 2002


                     FIRST MID-ILLINOIS BANCSHARES, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
               (STATE OR OTHER JURISDICTION OF INCORPORATION)


          0-13368                              37-1103704
   (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NO.)


                  1515 CHARLESTON AVENUE, MATTOON, IL 61938
         (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                               (217) 234-7454
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







   ITEM 5.   OTHER EVENTS

   Incorporated by reference is a press release issued by the Registrant on February 4, 2002, attached as Exhibit 99, providing information concerning the Registrant's announcement that the acquisition by the Registrant of all of the issued and outstanding stock of The Checkley Agency, Inc. was consummated on January 29, 2002.

   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

        Exhibit 99 - Press release issued February 4, 2002







                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIRST MID-ILLINOIS BANCSHARES, INC.



   Dated: February 4, 2002            By: /s/ William S. Rowland
                                          -----------------------------
                                           William S. Rowland
                                           President and Chief
                                           Executive Officer







                                EXHIBIT INDEX
                                -------------

   Exhibit
   Number                        Description
   -------                       -----------

   99                            Press release issued February 4, 2002







                                                               Exhibit 99
                                                               ----------

   FOR IMMEDIATE RELEASE

   CONTACT:  First Mid-Illinois Bancshares, Inc.
             -----------------------------------
             William S. Rowland
             Chairman & CEO
             217-258-0415

   FIRST MID-ILLINOIS ACQUIRES THE CHECKLEY AGENCY

   First Mid-Illinois Bancshares, Inc. has acquired The Checkley Agency, Inc., a Mattoon-based insurance agency. Operated as a separate subsidiary of First Mid-Illinois Bancshares, the agency will retain the Checkley name and staff. Robert F. Jones, who has served as Checkley president since 1991, will continue in that position. The agency, which employs a staff of nine, will remain at its offices at 416 S. 17th Street.

   First Mid-Illinois Bancshares President and CEO William S. Rowland said that The Checkley Agency is a well-respected, full-service insurance agency that has served the region for more than 25 years. "Under Bob's leadership, Checkley has become a leading area insurance agent to businesses and individuals. The agency's values and commitment to customer service are right in line with those of First Mid," Rowland said.

   "All of us at Checkley look forward to being a part of the First Mid-Illinois Bancshares team. First Mid is an outstanding financial services company with a reputation for quality and integrity. We're confident that by joining forces, we can make two excellent companies even better," Jones said.

   While Mattoon, Effingham and Charleston serve as the core for Checkley's business, Jones sees the acquisition as an opportunity to expand services into all of the communities where First Mid-Illinois Bancshares has offices. "We look forward to working with the First Mid team at all levels and in all the communities it serves," Jones said.

   First Mid-Illinois Bancshares, Inc., is headquartered in Mattoon and is the parent company for First Mid-Illinois Bank & Trust, N.A. The company operates 22 banking centers in Mattoon and 14 other communities, including: Charleston, Decatur, Effingham, Highland, Neoga, Pocahontas, Sullivan, Altamont, Arcola, Tuscola, Taylorville, Monticello, DeLand and Urbana. For more information about First Mid-Illinois Bancshares, call (217) 234-7454 or visit its website at www.firstmid.com.